UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21882
Oppenheimer Rochester North Carolina Municipal Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: March 31
Date of reporting period: 03/31/2009

Item 1. Reports to Stockholders.
MANAGEMENT COMMENTARIES
Market Recap and Outlook
Listing of Top Holdings
ANNUAL REPORT
Fund Performance Discussion
Listing of Investments
Financial Statements
“Covering every twist and turn of the financial markets may be a lucrative media strategy, but investors should focus instead on the significant advantages of investing for the long term in funds that offer attractive yields and monthly streams of tax-free income.”
— Dan Loughran, Senior Vice President
and Senior Portfolio Manager, OppenheimerFunds/Rochester

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories

Hospital/Health Care	11.9%

Higher Education	10.3

Tobacco—Master Settlement Agreement	10.0

Sewer Utilities	7.9

Sales Tax Revenue	7.2

Electric Utilities	6.2

Multifamily Housing	5.5

Airlines	5.1

General Obligation	5.1

Adult Living Facilities	4.6
Portfolio holdings are subject to change. Percentages are as of March 31, 2009, and are based on total assets.

Credit Allocation

AAA	9.4%

AA	7.1

A	12.5

BBB	53.8

BB or lower	17.2
Allocations are subject to change. Percentages are as of March 31, 2009, and are dollar-weighted based on the total market value of investments. Market value, the total value of the Fund’s securities, does not include cash. Securities rated by any rating organization are included in the equivalent Standard & Poor’s rating category in the allocation above. The allocation above also includes unrated securities whose ratings have been assigned by the Manager; these unrated securities, currently 19.88% of the Fund’s market value, are deemed comparable in the Manager’s judgment to the rated securities in each category. Credit ratings of AAA, AA, A and BBB and their equivalents denote investment-grade securities.
14     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended March 31, 2009, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. In a turbulent 12-month period marked by broad price volatility in the world’s equity and credit markets, the net asset value (NAV) of Oppenheimer Rochester North Carolina Municipal Fund’s Class A shares fell sharply, causing the Fund to produce negative total returns. The 1-year total return for Class A shares was -25.00% at NAV and -28.56% at the maximum offering price (or with sales charges). As of March 31, 2009, the Fund’s Class A shares provided the highest level of tax-free income among its peer funds, according to Lipper Inc., and more income on a tax-equivalent basis than many corporate fixed-income alternatives. As of March 31, 2009, the distribution yield for the Fund’s Class A shares was 7.61% at NAV.1
     In all, the Fund distributed 65.7 cents per Class A share, including a small amount of taxable income. The monthly dividend rate for Class A shares rose to 5.5 cents per share with the July 2008 payout, from 5.4 cents.
     At the end of this reporting period, the Fund had nearly 170 holdings and an average credit quality of BBB-plus. Despite the broad turmoil in the municipal market, all bonds in the portfolio were current with scheduled interest payments as of March 31, 2009. We believe this fact demonstrates how professional fund management and credit analysis can sustain high levels of tax-free income even in economically troubled times.
     As the charts on pages 19 to 21 show, the Fund’s total returns were negative this reporting period, which was characterized by sharp declines in equity and credit markets, heightened investor concern about risk, and widening credit spreads. Credit spread widening is typically more detrimental to the sectors and types of securities this Fund favors than to the Fund’s benchmark. Because our approach to fund management involves creating broad portfolios with holdings from across the full credit spectrum, this Fund’s performance can be undercut by prolonged cycles of credit spread widening. Widening spreads typically have the greatest negative effect on BBB-rated, lower-rated and unrated securities. The reverse is also true: as spreads tighten, BBB-rated, lower-rated and unrated securities typically outperform other securities. While we are confident that this current cycle of spread widening will eventually end, no one can accurately predict the specific timing. We still believe that our Fund’s investments offer structural advantages over the long term, and we encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income.

1.	Falling share prices artificially increase yields.
15     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
     In this reporting period, we continued to identify yield-enhancing municipal issues in the Commonwealth of Puerto Rico, where Luis Fortuño, a fiscal conservative, was elected governor in November. The Fund’s investments in Puerto Rico constituted 52.3% of the Fund’s net assets as of March 31, 2009. Many of these holdings involve “creatures of the state,” which are municipal bonds that are supported by taxes and help finance electric utilities, education and highways. The Commonwealth, its agencies and its financing arm, the Government Development Bank (GDB), retained their investment-grade ratings from S&P and Moody’s this reporting period, and both report that the outlook is stable.
     The new governor plans to cut agency budgets, reduce government payroll and work to increase more private investment in the Commonwealth’s infrastructure projects, according to The Bond Buyer, a daily newspaper focused on the municipal bond industry. These moves are designed to help alleviate Puerto Rico’s fiscal 2009 deficit, now estimated at $3.4 billion, more than one-third of its $9.5 billion budget. The Commonwealth expects to receive $5 billion from the federal economic stimulus package and has asked for an additional $8 billion to $10 billion from other federal sources. In early March, legislators approved a $500 million local stimulus program, and these measures in combination should help stabilize Puerto Rico’s troubled economy. We remain confident in the Commonwealth’s ability to collect taxes and make bond payments.
     The Fund’s underperformance can be attributed, in part, to its holdings in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers. At the end of this reporting period, MSA-backed tobacco bonds accounted for 10.0% of the Fund’s total assets.2 As noted earlier, the prices of all bonds with lower credit ratings were adversely affected by credit spread widening, and this was especially true of tobacco bonds, which experienced price volatility this reporting period. Additionally, prices were affected by rating agency decisions, including Standard & Poor’s decision in September 2008 to lower its assessment of nearly a dozen tobacco bonds to negative watch, from negative outlook. In February 2009, S&P changed its assessment on 53 classes of tobacco bonds to
CreditWatch with negative implications and reiterated its position that 20 other classes of

2.	Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. While consumption has largely been in line with the assumptions used to structure MSA-backed bonds, future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
16     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

tobacco bonds belonged on CreditWatch negative. The credit ratings organization cited the new federal cigarette tax, effective April 1, 2009, and litigation risks.
     While court rulings often lead to brief spurts of media attention, we continue to believe that these cases should continue to have minimal impact on the quality or attractiveness of “tobacco bonds.” During this reporting period, the U.S. Supreme Court affirmed the right of smokers in Maine to sue Philip Morris on charges that its advertising for “light” cigarettes violated the state’s unfair trade practices statute. On March 31, 2009, the Court declined to hear a third challenge by Philip Morris to the punitive damages awarded by an Oregon jury to the widow of a deceased smoker. The company had argued that the original award of $79.5 million was excessive; with accrued interest, the 1999 award has nearly doubled. Separately, the long-standing Freedom Holdings case, once seen as the biggest potential threat to the MSA, was dismissed in November 2008 by the U.S. District Court for the Southern District of New York. Despite these cases, we believe that the carefully researched tobacco bonds this Fund owns remain fundamentally sound.
     The Fund’s holdings in the hospital/health care sector represented 11.9% of the Fund’s total assets on March 31, 2009, and the Fund was also invested in several utility sectors, including the sewer sector (7.9% of total assets) and the electric sector (6.2% of total assets). The overall fundamentals in these sectors appeared to be stable this reporting period, but widening credit spreads have been detrimental, causing prices to decline.
     As the struggles in the national housing market persisted this reporting period, we continued to see significant market irrationality and price volatility in the multifamily housing sector, especially for the lower grade holdings. Most of the securities in this sector (which represented 5.5% of total assets on March 31, 2009) continued to generate high levels of tax-free income this reporting period. We believe our holdings in this sector will ultimately create long-term value for the Fund.
     The Fund’s airline holdings represented 5.1% of total assets as of March 31, 2009. Many of the Fund’s holdings are backed by a security interest in the airport terminal buildings or maintenance facilities whose construction they finance and, as a result, these bonds are supported by valuable collateral. Fuel costs, which had peaked at $147 a barrel in July 2008, fell back considerably by the end of this reporting period. However, both Moody’s Investors Service and Standard & Poor’s remain pessimistic about industry economics, and their reports contributed to price volatility this reporting period. Our experience in this sector nonetheless leads us to believe that most issuers of airline-backed securities in this Fund will remain current with the principal and interest payments, as they have done in the past.
17     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
     The Fund’s holdings this reporting period also included percentage of LIBOR notes (PLNs), which are bond structures—mostly A-rated or better—that pay a variable rate based on LIBOR. PLN credit quality was generally solid this reporting period, with some variation among tax-free issuers. However, the prices of PLNs remained depressed throughout this reporting period because muni yields remained more favorable than Treasury and LIBOR rates. These atypical relationships between the rates led to further price declines and, as a result, these holdings detracted from Fund performance. As described in more detail in this Fund’s prospectus and in the notes to the financial statements, the Fund’s line of credit increased partway through this reporting period. The Fund used it opportunistically to buy yield-enhancing securities.
     Our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment strategies or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until March 31, 2009. Performance is measured from the inception date of all Classes on October 10, 2006. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of that of the Barclays Capital Municipal Bond Index (formerly the “Lehman Brothers Municipal Bond Index”), an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities in the indices.
18     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 22 for further information.
19     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

20     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 3% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 22 for further information.
21     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES
Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. This report must be preceded or accompanied by the current prospectus of Oppenheimer Rochester North Carolina Municipal Fund.
Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses contain this and other information about the funds. For more information, ask your financial advisor, call us at 1.800.525.7048, or visit our website at www.oppenheimerfunds.com. Read prospectuses carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 10/10/06. Unless otherwise noted, Class A returns include the maximum initial sales charge of 4.75%.
Class B shares of the Fund were first publicly offered on 10/10/06. Unless otherwise noted, the Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 10/10/06. Unless otherwise noted, the Class C returns include the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
22     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2009.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in
23     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FUND EXPENSES Continued
the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	October 1, 2008	March 31, 2009	March 31, 2009

Class A	$1,000.00	$830.20	$4.62

Class B	1,000.00	827.00	8.06

Class C	1,000.00	827.10	8.06

Hypothetical (5% return before expenses)

Class A	1,000.00	1,019.90	5.10

Class B	1,000.00	1,016.16	8.89

Class C	1,000.00	1,016.16	8.89
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 31, 2009 are as follows:

Class	Expense Ratios

Class A	1.01%

Class B	1.76

Class C	1.76
The expense ratios reflect reduction to custodian expenses and voluntary waivers or reimbursements of expenses by the Fund’s Manager that can be terminated at any time, without advance notice. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
24     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2009

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—111.6%
North Carolina—45.8%
$1,400,000	Albermarle, NC Hospital Authority[1]	5.250%	10/01/2038	$972,804
140,000	Asheville, NC Hsg. Authority (Woodridge Apartments)[1]	5.750	11/20/2029	139,486
10,000	Asheville, NC Hsg. Authority (Woodridge Apartments)[1]	5.800	11/20/2039	9,453
1,000,000	Buncombe County, NC (Woodfin Downtown Corridor Devel.)[1]	7.250	08/01/2034	771,670
10,000	Buncombe County, NC Center for Mental Retardation (Blue Ridge Area Foundation)[1]	7.750	11/01/2017	9,088
645,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[1]	5.600	07/01/2027	349,745
2,575,000	Charlotte, NC Douglas International Airport Special Facilities (US Airways)[1]	7.750	02/01/2028	1,766,064
1,000,000	Charlotte, NC Douglas International Airport, Series B1	6.000	07/01/2017	1,011,870
285,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	5.800	12/01/2016	228,644
60,000	Columbus County, NC IF&PCFA (International Paper Company)[1]	5.850	12/01/2020	43,148
2,220,000	Durham, NC Hsg. Authority (Naples Terrace Apartments)[1]	5.700	06/01/2033	2,191,140
900,000	Elizabeth City, NC Multifamily Hsg. (Walker Landing)[1]	5.125	03/20/2049	825,372
110,000	Halifax County, NC IF&PCFA (Champion International Corp.)[1]	5.450	11/01/2033	61,449
90,000	Halifax County, NC IF&PCFA (International Paper Company)[1]	5.900	09/01/2025	59,433
2,400,000	Haywood County, NC IF&PCFA (International Paper Company)[1]	4.450	03/01/2024	1,432,224
15,000	Madison, NC Center For Mental Retardation (Blue Ridge Area Foundation)[1]	7.750	11/01/2017	14,213
30,000	Mecklenburg County, NC IF&PCFA (Fluor Corp.)[1]	5.250	12/01/2009	30,091
585,000	Monroe, NC COP[1]	5.500	03/01/2039	584,971
5,000	NC Capital Facilities Finance Agency (Duke University)[1]	5.125	10/01/2041	5,017
1,455,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.000	06/01/2031	1,297,438
1,500,000	NC Capital Facilities Finance Agency (Meredith College)[1]	6.125	06/01/2035	1,375,965
75,000	NC Centennial Authority Hotel Tax (Arena)[1]	5.125	09/01/2019	75,319
10,000	NC Eastern Municipal Power Agency[1]	5.125	01/01/2012	10,012
50,000	NC Eastern Municipal Power Agency[1]	5.125	01/01/2026	43,946
F1     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

North Carolina Continued
$1,145,000	NC Eastern Municipal Power Agency[1]	5.750%	01/01/2026	$1,079,712
25,000	NC Eastern Municipal Power Agency[1]	6.500	01/01/2018	27,305
195,000	NC Eastern Municipal Power Agency, Series A1	5.750	01/01/2026	183,881
295,000	NC Eastern Municipal Power Agency, Series B1	5.500	01/01/2021	295,909
5,000	NC Educational Facilities Finance Agency (Davidson College)[1]	5.100	12/01/2012	5,014
60,000	NC Educational Facilities Finance Agency (St. Augustine’s College)[1]	5.250	10/01/2018	55,325
90,000	NC HFA[1]	5.625	07/01/2030	87,760
245,000	NC HFA[1]	5.750	03/01/2017	249,599
30,000	NC HFA[1]	6.000	01/01/2016	30,103
225,000	NC HFA[1]	6.000	07/01/2016	225,761
400,000	NC HFA (Home Ownership)[1]	4.800	01/01/2039	338,612
495,000	NC HFA (Home Ownership)[1]	4.850	07/01/2038	421,725
15,000	NC HFA (Home Ownership)[1]	4.950	01/01/2032	13,330
25,000	NC HFA (Home Ownership)[1]	5.000	01/01/2025	23,718
20,000	NC HFA (Home Ownership)[1]	5.100	07/01/2017	20,052
60,000	NC HFA (Home Ownership)[1]	5.150	01/01/2019	60,006
10,000	NC HFA (Home Ownership)[1]	5.200	01/01/2020	10,002
80,000	NC HFA (Home Ownership)[1]	5.200	07/01/2026	76,227
15,000	NC HFA (Home Ownership)[1]	5.250	07/01/2011	15,061
100,000	NC HFA (Home Ownership)[1]	5.250	07/01/2026	96,045
20,000	NC HFA (Home Ownership)[1]	5.250	07/01/2034	19,965
5,000	NC HFA (Home Ownership)[1]	5.375	01/01/2029	4,752
20,000	NC HFA (Home Ownership)[1]	5.400	07/01/2032	18,838
5,000	NC HFA (Home Ownership)[1]	5.950	01/01/2027	5,085
10,000	NC HFA (Multifamily Mtg.)[1]	6.700	01/01/2027	10,009
20,000	NC HFA (Multifamily)[1]	5.950	07/01/2021	20,014
10,000	NC HFA (Single Family)[1]	5.350	09/01/2028	9,580
5,000	NC HFA (Single Family)[1]	5.600	09/01/2019	5,066
30,000	NC HFA (Single Family)[1]	5.700	09/01/2026	29,370
40,000	NC HFA (Single Family)[1]	5.850	09/01/2028	39,996
30,000	NC HFA (Single Family)[1]	5.950	09/01/2017	30,043
15,000	NC HFA (Single Family)[1]	6.125	03/01/2018	15,139
10,000	NC HFA (Single Family)[1]	6.150	03/01/2017	10,011
35,000	NC HFA (Single Family)[1]	6.200	03/01/2018	35,042
20,000	NC HFA (Single Family)[1]	6.250	03/01/2017	20,034
140,000	NC HFA (Single Family)[1]	6.250	09/01/2027	140,787
10,000	NC HFA (Single Family)[1]	6.450	09/01/2027	10,005
F2     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

North Carolina Continued
$280,000	NC Medical Care Commission (ARC/HDS Alamance Hsg. Corp.)[1]	5.800%	10/01/2034	$210,151
30,000	NC Medical Care Commission (Baptist Retirement)[1]	6.300	10/01/2021	23,791
5,000	NC Medical Care Commission (Carolina Medicorp)[1]	5.250	05/01/2026	4,865
50,000	NC Medical Care Commission (Catholic Health East)[1]	5.000	11/15/2028	40,768
15,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	5.000	11/01/2023	11,558
250,000	NC Medical Care Commission (Deerfield Episcopal Retirement Community)[1]	6.125	11/01/2038	196,330
25,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.500	10/01/2031	17,695
270,000	NC Medical Care Commission (Glenaire/The Presbyterian Homes Obligated Group)[1]	5.600	10/01/2036	186,899
10,000	NC Medical Care Commission (Grace Healthcare System)[1]	5.250	10/01/2016	9,960
200,000	NC Medical Care Commission (Halifax Regional Medical Center)[1]	5.000	08/15/2018	151,036
55,000	NC Medical Care Commission (Halifax Regional Medical Center)[1]	5.000	08/15/2024	35,505
150,000	NC Medical Care Commission (Maria Parham Medical Center)[1]	5.500	10/01/2014	134,220
180,000	NC Medical Care Commission (Moravian Home)[1]	5.100	10/01/2030	111,393
1,000,000	NC Medical Care Commission (Pennybyrn at Maryfield)[1]	6.125	10/01/2035	637,550
10,000	NC Medical Care Commission (Scotland Health Memorial Hospital)[1]	5.375	10/01/2011	10,006
25,000	NC Medical Care Commission (Southeastern Regional Medical Center/Health Horizons Obligated Group)[1]	6.250	06/01/2029	23,909
195,000	NC Medical Care Commission (Southminster)[1]	6.125	10/01/2018	171,048
25,000	NC Medical Care Commission (STHS)[1]	6.250	10/01/2019	23,720
10,000	NC Medical Care Commission (STHS/STMH/STM/HCC)[1]	6.375	10/01/2029	8,345
20,000	NC Medical Care Commission (STTLC)[1]	5.375	10/01/2014	20,001
45,000	NC Medical Care Commission (Village at Brookwood)[1]	6.375	01/01/2022	35,014
865,000	NC Medical Care Commission (Wake County Hospital System)[1]	5.375	10/01/2026	725,199
135,000	NC Medical Care Commission (Well-Spring Retirement Community)[1]	5.375	01/01/2020	107,501
35,000	NC Medical Care Commission (Well-Spring Retirement Community)[1]	6.250	01/01/2027	25,838
F3     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

North Carolina Continued
$1,000,000	NC Medical Care Commission Health Facilities (Wakemed)[1]	5.625%	10/01/2038	$1,004,450
20,000	NC Medical Care Commission Hospital (Almance Health System)[1]	5.500	08/15/2013	20,045
130,000	NC Medical Care Commission Hospital (Almance Health System)[1]	5.500	08/15/2024	127,927
500,000	NC Medical Care Commission Retirement Facilities (Carolina Village)[1]	6.000	04/01/2038	311,645
5,000	NC Medical Care Commission Retirement Facilities (Cypress Glen Retirement Community)[1]	6.000	10/01/2033	3,210
40,000	NC Medical Care Commission Retirement Facilities (Givens Estates)[1]	4.375	07/01/2009	39,933
750,000	NC Medical Care Commission Retirement Facilities (Southminster)[1]	5.750	10/01/2037	541,335
25,000	NC Medical Care Commission Retirement Facilities (The Forest at Duke)[1]	5.100	09/01/2013	23,178
5,000	NC Medical Care Commission Retirement Facilities (The United Methodist Retirement Homes)[1]	5.500	10/01/2035	3,424
1,850,000	NC Medical Care Commission Retirement Facilities (Village at Brookwood)[1]	5.250	01/01/2032	1,064,250
85,000	Northampton County, NC IF&PCFA (Champion International Corp.)[1]	6.450	11/01/2029	56,551
500,000	Northern Hospital District of Surry County, NC Health Care Facilities[1]	6.250	10/01/2038	399,795
100,000	Raleigh Durham, NC Airport Authority[1]	5.000	05/01/2037	82,634
40,000	Raleigh, NC GO1	5.500	06/01/2009	40,254

				23,688,378
U.S. Possessions—65.8%
30,000	Guam GO1	5.375	11/15/2013	27,893
250,000	Guam Government Waterworks Authority and Wastewater System[1]	5.875	07/01/2035	197,955
40,000	Guam Hsg. Corp. (Single Family Mtg.)[1]	5.750	09/01/2031	39,600
35,000	Guam Power Authority, Series A1	5.250	10/01/2013	33,271
60,000	Guam Power Authority, Series A1	5.250	10/01/2023	48,453
75,000	Guam Power Authority, Series A1	5.250	10/01/2023	57,833
235,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)[1]	5.250	06/01/2032	156,964
67,775,000	Guam Tobacco Settlement Economic Devel. & Commerce Authority (TASC)	7.250[2]	06/01/2057	352,430
2,400,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2030	1,486,704
500,000	Puerto Rico Aqueduct & Sewer Authority[1]	0.000[3]	07/01/2024	377,330
850,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000	07/01/2038	724,302
F4     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$4,300,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000%		07/01/2044	$3,557,863
1,160,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.375		05/15/2033	826,175
2,250,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.500		05/15/2039	1,504,643
3,700,000	Puerto Rico Children’s Trust Fund (TASC)[1]	5.625		05/15/2043	2,471,896
20,870,000	Puerto Rico Children’s Trust Fund (TASC)	6.460	[2]	05/15/2050	347,694
39,500,000	Puerto Rico Children’s Trust Fund (TASC)	7.625	[2]	05/15/2057	254,775
85,000	Puerto Rico Commonwealth Development Bank[1]	5.000		12/01/2015	79,465
100,000	Puerto Rico Commonwealth GO1	5.000		07/01/2026	79,037
20,000	Puerto Rico Commonwealth GO1	5.000		07/01/2028	15,401
70,000	Puerto Rico Commonwealth GO1	5.125		07/01/2031	53,555
500,000	Puerto Rico Commonwealth GO1	5.250		01/01/2015	465,475
485,000	Puerto Rico Commonwealth GO1	5.250		07/01/2024	402,972
395,000	Puerto Rico Commonwealth GO1	5.250		07/01/2030	309,980
85,000	Puerto Rico Convention Center Authority[1]	5.000		07/01/2027	74,444
250,000	Puerto Rico Electric Power Authority, Series TT1	5.000		07/01/2032	200,995
4,000,000	Puerto Rico Electric Power Authority, Series UU4	1.662	[5]	07/01/2031	1,680,000
10,000	Puerto Rico HFC[1]	5.100		12/01/2018	10,083
55,000	Puerto Rico HFC (Homeowner Mtg.)[1]	5.100		12/01/2031	52,501
25,000	Puerto Rico Highway & Transportation Authority[1]	5.000		07/01/2022	20,706
3,200,000	Puerto Rico Highway & Transportation Authority, Series N4	1.491	[5]	07/01/2045	1,204,800
335,000	Puerto Rico IMEPCF (American Airlines)	6.450		12/01/2025	132,176
35,000	Puerto Rico IMEPCF (American Home Products)[1]	5.100		12/01/2018	35,231
90,000	Puerto Rico Industrial Devel. Company, Series B1	5.375		07/01/2016	87,675
1,400,000	Puerto Rico Infrastructure[1]	5.000		07/01/2046	982,646
25,000	Puerto Rico Infrastructure[1]	5.500		07/01/2024	21,349
235,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600		10/01/2014	216,877
725,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250		10/01/2024	563,847
2,120,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500		10/01/2037	1,533,587
2,150,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.000		03/01/2036	1,321,068
35,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2019	29,042
580,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375		02/01/2029	403,158
45,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	5.500		07/01/2026	39,815
1,000,000	Puerto Rico ITEMECF (University of the Sacred Heart)[1]	5.250		09/01/2031	775,850
1,930,000	Puerto Rico Port Authority (American Airlines), Series A	6.250		06/01/2026	761,655
270,000	Puerto Rico Port Authority, Series D1	6.000		07/01/2021	269,390
50,000	Puerto Rico Port Authority, Series D1	7.000		07/01/2014	50,060
335,000	Puerto Rico Public Buildings Authority[1]	5.000		07/01/2036	323,630
F5     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon		Maturity	Value

U.S. Possessions Continued
$30,000	Puerto Rico Public Buildings Authority[1]	5.250%		07/01/2033	$23,136
250,000	Puerto Rico Public Buildings Authority[1]	6.250		07/01/2031	239,555
5,000	Puerto Rico Public Buildings Authority, Series D1	5.250		07/01/2036	3,804
165,000	Puerto Rico Public Finance Corp., Series A1	5.750		08/01/2027	163,228
6,500,000	Puerto Rico Sales Tax Financing Corp., Series A4	1.714	[5]	08/01/2057	3,453,125
10,000,000	Puerto Rico Sales Tax Financing Corp., Series A	7.530	[2]	08/01/2056	313,600
200,000	University of Puerto Rico[1]	5.000		06/01/2025	154,368
250,000	University of Puerto Rico[1]	5.000		06/01/2026	190,583
275,000	University of Puerto Rico, Series Q1	5.000		06/01/2030	200,981
370,000	University of V.I., Series A1	6.000		12/01/2024	285,492
30,000	University of V.I., Series A1	6.250		12/01/2029	22,104
50,000	V.I. Public Finance Authority (Gross Receipts Taxes Loan)[1]	5.000		10/01/2031	37,519
2,000,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700		07/01/2022	1,213,500
1,300,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	5.875		07/01/2022	905,905
1,240,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125		07/01/2022	911,933
300,000	V.I. Public Finance Authority, Series A1	5.625		10/01/2025	256,866
175,000	V.I. Public Finance Authority, Series A1	5.625		10/01/2025	149,839
50,000	V.I. Public Finance Authority, Series E1	6.000		10/01/2022	41,745
1,000,000	V.I. Water & Power Authority, Series A1	5.000		07/01/2031	751,390

					33,980,924

Total Investments, at Value (Cost $79,146,256)—111.6%					57,669,302

Liabilities in Excess of Other Assets—(11.6)					(5,995,174)

Net Assets—100.0%					$51,674,128

Footnotes to Statement of Investments

1.	All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

2.	Zero coupon bond reflects effective yield on the date of purchase.

3.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

4.	Illiquid security. The aggregate value of illiquid securities as of March 31, 2009 was $6,337,925, which represents 12.27% of the Fund’s net assets. See Note 5 of accompanying Notes.

5.	Represents the current interest rate for a variable or increasing rate security.
F6     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund’s investments was determined based on the following inputs as of March 31, 2009:

	Investments	Other Financial
Valuation Description	in Securities	Instruments*

Level 1—Quoted Prices	$—	$—
Level 2—Other Significant Observable Inputs	57,669,302	—
Level 3—Significant Unobservable Inputs	—	—

Total	$57,669,302	$—

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
To simplify the listings of securities, abbreviations are used per the table below:

ARC	Assoc. of Retarded Citizens
COP	Certificates of Participation
GO	General Obligation
HCC	Home Care of the Carolinas
HFA	Housing Finance Agency/Authority
HFC	Housing Finance Corp.
IF&PCFA	Industrial Facilities & Pollution Control Financing Authority
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
STHS	Stanly Health Services
STM	Stanly Manor
STMH	Stanly Memorial Hospital
STTLC	Stanly Total Living Center
TASC	Tobacco Settlement Asset-Backed Bonds
V.I.	United States Virgin Islands
See accompanying Notes to Financial Statements.
F7     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2009

Assets
Investments, at value (cost $79,146,256)—see accompanying statement of investments	$57,669,302

Cash	404,100

Receivables and other assets:
Interest	1,141,227
Shares of beneficial interest sold	206,228
Other	3,285

Total assets	59,424,142

Liabilities
Payables and other liabilities:
Payable on borrowings (See Note 6)	7,300,000
Shares of beneficial interest redeemed	268,292
Dividends	80,015
Distribution and service plan fees	23,871
Shareholder communications	11,576
Interest expense on borrowings	4,064
Trustees’ compensation	2,414
Transfer and shareholder servicing agent fees	2,413
Other	57,369

Total liabilities	7,750,014

Net Assets	$51,674,128

Composition of Net Assets
Par value of shares of beneficial interest	$5,957

Additional paid-in capital	78,331,132

Accumulated net investment income	312,828

Accumulated net realized loss on investments	(5,498,835)

Net unrealized depreciation on investments	(21,476,954)

Net Assets	$51,674,128

F8     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $40,511,576 and 4,670,099 shares of beneficial interest outstanding)	$8.67
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$9.10

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $954,335 and 110,037 shares of beneficial interest outstanding)	$8.67

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,208,217 and 1,176,944 shares of beneficial interest outstanding)	$8.67
See accompanying Notes to Financial Statements.
F9     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2009

Investment Income

Interest	$4,140,762

Expenses

Management fees	294,526

Distribution and service plan fees:
Class A	74,324
Class B	7,985
Class C	99,148

Transfer and shareholder servicing agent fees:
Class A	11,896
Class B	1,029
Class C	7,844

Shareholder communications:
Class A	18,354
Class B	258
Class C	18,063

Interest expense on borrowings	191,405

Borrowing fees	128,401

Interest expense and fees on short-term floating rate notes issued (See Note 1)	111,279

Legal, auditing and other professional fees	69,577

Custodian fees and expenses	2,163

Trustees’ compensation	1,833

Other	12,266

Total expenses	1,050,351
Less reduction to custodian expenses	(72)
Less waivers and reimbursements of expenses	(429,200)

Net expenses	621,079

Net Investment Income	3,519,683

Realized and Unrealized Loss

Net realized loss on investments	(3,838,001)

Net change in unrealized depreciation on investments	(14,889,012)

Net Decrease in Net Assets Resulting from Operations	$(15,207,330)

See accompanying Notes to Financial Statements.
F10     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended March 31,	2009	2008

Operations

Net investment income	$3,519,683	$2,078,196

Net realized loss	(3,838,001)	(1,776,273)

Net change in unrealized depreciation	(14,889,012)	(6,635,309)

Net decrease in net assets resulting from operations	(15,207,330)	(6,333,386)

Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A	(2,696,897)	(1,592,505)
Class B	(45,253)	(14,274)
Class C	(554,432)	(288,736)

	(3,296,582)	(1,895,515)

Beneficial Interest Transactions

Net increase in net assets resulting from beneficial interest transactions:
Class A	11,580,002	39,627,728
Class B	508,165	745,953
Class C	4,320,122	5,456,372

	16,408,289	45,830,053

Net Assets

Total increase (decrease)	(2,095,623)	37,601,152

Beginning of period	53,769,751	16,168,599

End of period (including accumulated net investment income of $312,828 and $206,467, respectively)	$51,674,128	$53,769,751

See accompanying Notes to Financial Statements.
F11     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2009

Cash Flows from Operating Activities

Net decrease in net assets from operations	$(15,207,330)

Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(23,637,015)
Proceeds from disposition of investment securities	13,504,391
Short-term investment securities, net	324,743
Premium amortization	150,967
Discount accretion	(442,424)
Net realized loss on investments	3,838,001
Net change in unrealized depreciation on investments	14,889,012
Increase in interest receivable	(154,935)
Decrease in receivable for securities sold	5,247,072
Increase in other assets	(1,800)
Decrease in payable for securities purchased	(6,506,686)
Increase in payable for accrued expenses	24,874

Net cash used in operating activities	(7,971,130)

Cash Flows from Financing Activities

Proceeds from bank borrowings	36,900,000
Payments on bank borrowings	(37,300,000)
Payments from short-term floating rate notes issued	(4,985,000)
Proceeds from shares sold	30,572,343
Payments on shares redeemed	(14,910,513)
Cash distributions paid	(2,047,093)

Net cash provided by financing activities	8,229,737

Net increase in cash	258,607

Cash, beginning balance	145,493

Cash, ending balance	$404,100

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $1,218,275.
Cash paid for interest on bank borrowings—$205,336.
Cash paid for interest on short-term floating rate notes issued—$111,279.
See accompanying Notes to Financial Statements.
F12     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Year Ended March 31,	2009	2008	2007[1]

Class A
Per Share Operating Data
Net asset value, beginning of period	$12.34	$14.64	$14.40

Income (loss) from investment operations:
Net investment income[2]	.70	.70	.31
Net realized and unrealized gain (loss)	(3.71)	(2.36)	.19

Total from investment operations	(3.01)	(1.66)	.50

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.66)	(.64)	(.26)

Net asset value, end of period	$8.67	$12.34	$14.64

Total Return, at Net Asset Value[3]	(25.00)%	(11.70)%	3.48%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,512	$43,726	$10,883

Average net assets (in thousands)	$42,919	$33,933	$7,927

Ratios to average net assets:[4]
Net investment income	6.70%	5.12%	4.48%
Expenses excluding interest and fees on short-term floating rate notes issued	1.55%	1.64%	2.09%
Interest and fees on short-term floating rate notes issued[5]	0.21%	0.48%	0.15%

Total expenses	1.76%	2.12%	2.24%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.01%	1.28%	0.95%

Portfolio turnover rate	28%	58%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expense ratio is higher due to the Fund’s limited operating history.

7.	Expenses after payments waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 0.80% for Class A shares.
See accompanying Notes to Financial Statements.
F13     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FINANCIAL HIGHLIGHTS

Year Ended March 31,	2009	2008	2007[1]

Class B
Per Share Operating Data
Net asset value, beginning of period	$12.33	$14.64	$14.40

Income (loss) from investment operations:
Net investment income[2]	.62	.59	.25
Net realized and unrealized gain (loss)	(3.70)	(2.37)	.20

Total from investment operations	(3.08)	(1.78)	.45

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.53)	(.21)

Net asset value, end of period	$8.67	$12.33	$14.64

Total Return, at Net Asset Value[3]	(25.51)%	(12.43)%	3.14%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$954	$733	$62

Average net assets (in thousands)	$801	$354	$47

Ratios to average net assets:[4]
Net investment income	6.03%	4.40%	3.59%
Expenses excluding interest and fees on short-term floating rate notes issued	2.48%	2.69%	10.13%
Interest and fees on short-term floating rate notes issued[5]	0.21%	0.48%	0.15%

Total expenses	2.69%	3.17%	10.28%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.76%	2.03%	1.70%

Portfolio turnover rate	28%	58%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expense ratio is higher due to the Fund’s limited operating history.

7.	Expenses after payments waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class B shares.
See accompanying Notes to Financial Statements.
F14     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Year Ended March 31,	2009	2008	2007[1]

Class C
Per Share Operating Data
Net asset value, beginning of period	$12.33	$14.63	$14.40

Income (loss) from investment operations:
Net investment income[2]	.62	.60	.25
Net realized and unrealized gain (loss)	(3.70)	(2.37)	.19

Total from investment operations	(3.08)	(1.77)	.44

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.58)	(.53)	(.21)

Net asset value, end of period	$8.67	$12.33	$14.63

Total Return, at Net Asset Value[3]	(25.51)%	(12.37)%	3.02%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,208	$9,311	$5,224

Average net assets (in thousands)	$9,938	$7,422	$2,670

Ratios to average net assets:[4]
Net investment income	5.99%	4.39%	3.56%
Expenses excluding interest and fees on short-term floating rate notes issued	2.56%	2.69%	2.95%
Interest and fees on short-term floating rate notes issued[5]	0.21%	0.48%	0.15%

Total expenses	2.77%	3.17%	3.10%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	1.76%	2.03%	1.70%

Portfolio turnover rate	28%	58%	0%

1.	For the period from October 10, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expense ratio is higher due to the Fund’s limited operating history.

7.	Expenses after payments waivers and/or reimbursements and reduction to custodian expenses, excluding interest and related expenses from inverse floating rate securities, as a percent of average daily net assets will not exceed the annual rate of 1.55% for Class C shares.
See accompanying Notes to Financial Statements.
F15     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester North Carolina Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and North Carolina state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset that are observable are classified as “Level 2” and unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Trustees or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
F16     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the “bid” and “asked” prices.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as “Level 3” if the valuation primarily reflects the Manager’s own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
F17     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund may expose up to 20% of its total assets to the effects of leverage from its investments in inverse floaters.
     Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the “municipal bond”) to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the “sponsor”) creates a trust (the “Trust”) and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond (referred to as an “inverse floating rate security”) to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund’s repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust’s liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the Trust are recorded on the Fund’s Statement of Operations.
     The Fund’s investments in inverse floaters involve certain risks. The market value of an inverse floating rate security can be more volatile than that of a conventional fixed-rate bond having similar credit quality, maturity and redemption provisions. Typically, an inverse floating rate security tends to underperform fixed rate bonds when long-term interest rates are rising but tends to outperform fixed rate bonds when long-term interest rates are stable or falling. An inverse floating rate security entails a degree of leverage because the trust issues short-term securities in a ratio to the inverse floating rate security with the underlying long-term bond providing collateral for the obligation to pay the principal value of the short-term securities if and when they are tendered. If the Fund has created the inverse floater by depositing a long-term bond into a trust, it may
F18     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

be required to provide additional collateral for the short-term securities if the value of the underlying bond deposited in the trust falls.
     At March 31, 2009, the Fund had no outstanding inverse floaters.
Concentration Risk. There are certain risks arising from geographic concentration in any state or U.S. possession. Certain economic, regulatory or political developments occurring in the state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$394,904	$—	$4,743,948	$22,231,841

1.	As of March 31, 2009, the Fund had $3,271,442 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2009, details of the capital loss carryforwards were as follows:

Expiring

2016	$186,537
2017	3,084,905

Total	$3,271,442

2.	As of March 31, 2009, the Fund had $1,472,506 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2018.

3.	During the fiscal year ended March 31, 2009, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2008, the Fund did not utilize any capital loss carryforward.
F19     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for March 31, 2009. Net assets of the Fund were unaffected by the reclassifications.

Reduction to	Reduction to
Accumulated	Accumulated Net
Net Investment	Realized Loss on
Income	Investments

$116,740	$116,740
The tax character of distributions paid during the years ended March 31, 2009 and March 31, 2008 was as follows:

	Year Ended	Year Ended
	March 31, 2009	March 31, 2008

Distributions paid from:
Exempt-interest dividends	$3,293,911	$1,892,984
Ordinary income	2,671	2,531

Total	$3,296,582	$1,895,515

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2009 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$79,886,725

Gross unrealized appreciation	$140,723
Gross unrealized depreciation	(22,372,564)

Net unrealized depreciation	$(22,231,841)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During
F20     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

the year ended March 31, 2009, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$585
Payments Made to Retired Trustees	149
Accumulated Liability as of March 31, 2009	1,589
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive earnings on cash balances maintained by the Fund, at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection
F21     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Amount	Shares	Amount

Class A
Sold	2,173,327	$22,079,543	3,222,345	$45,313,153
Dividends and/or distributions reinvested	94,525	941,248	27,276	369,410
Redeemed	(1,142,293)	(11,440,789)	(448,419)	(6,054,835)

Net increase	1,125,559	$11,580,002	2,801,202	$39,627,728

Class B
Sold	77,616	$772,127	58,582	$790,188
Dividends and/or distributions reinvested	3,252	31,827	573	7,669
Redeemed	(30,282)	(295,789)	(3,940)	(51,904)

Net increase	50,586	$508,165	55,215	$745,953

Class C
Sold	737,388	$7,503,953	617,958	$8,454,877
Dividends and/or distributions reinvested	24,926	245,200	10,867	149,073
Redeemed	(340,302)	(3,429,031)	(230,944)	(3,147,578)

Net increase	422,012	$4,320,122	397,881	$5,456,372

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2009, were as follows:

	Purchases	Sales

Investment securities	$23,637,015	$13,504,391
F22     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2009, the Fund paid $19,478 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2009 for Class B and Class C shares were $24,078 and $141,390, respectively. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.
F23     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2009	$31,432	$1,273	$1,914	$3,145

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, will not exceed 0.80% for Class A shares and 1.55% for Class B shares and Class C shares, respectively, of average annual net assets for each class of shares. This voluntary undertaking is expected to remain in effect indefinitely. However, it may be amended or withdrawn by the Manager at any time without shareholder notice. During the year ended March 31, 2009, the Manager reimbursed $321,201, $7,431 and $100,568 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
5. Illiquid Securities
As of March 31, 2009, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund can also borrow for other purposes, such as to raise money to unwind or “collapse” trusts that issued “inverse floaters” to the
F24     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Fund, or to contribute to such trusts to enable them to meet tenders of their short-term securities by the holders of those securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with a conduit lender and a bank which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $3.0 billion, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (.8403% as of March 31, 2009). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of an annual commitment fee on the amount of the unused portion of the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2009 equal 0.60% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2009, the Fund had borrowings outstanding at an interest rate of 0.8403%. Details of the borrowings for the year ended March 31, 2009 are as follows:

Average Daily Loan Balance	$6,904,110
Average Daily Interest Rate	2.630%
Fees Paid	$122,944
Interest Paid	$205,336
7. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund’s financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund’s financial statements and related disclosures.
F25     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
8. Pending Litigation
During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain of the funds in the Oppenheimer family of funds (the “Defendant Funds”) advised by the Manager and distributed by the Distributor. The complaints naming the Defendant Funds also name certain officers, trustees and former trustees of the respective Defendant Funds. The plaintiffs are seeking class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The complaints against the Defendant Funds raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. Additionally, a complaint has been brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not the Fund), on behalf of the Oregon College Savings Plan Trust. The complaint alleges breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seeks compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates. Those complaints relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff”). Those lawsuits, in 2008 and 2009, allege a variety of claims including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief, and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.
     The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual Trustees named in those suits. The Manager believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it and that no estimate can be made with any degree of certainty as to the amount or range of any potential loss. The Manager also believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund.
F26     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and Shareholders of Oppenheimer Rochester North Carolina Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester North Carolina Municipal Fund, including the statement of investments, as of March 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester North Carolina Municipal Fund as of March 31, 2009, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period October 10, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 20, 2009
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F28     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

FEDERAL INCOME TAX INFORMATION Unaudited
In early 2009, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2008. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended March 31, 2009 are eligible for the corporate dividend-received deduction. 99.92% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
25     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus, annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus, reports and privacy policy within 30 days of receiving your request to stop householding.
26     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Age: 65	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 64 portfolios in the OppenheimerFunds complex.

David K. Downes, Trustee (since 2007) Age: 69	Independent Chairman GSK Employee Benefit Trust (since April 2006); Director of Correctnet (since January 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of CRAFund Advisors, Inc. (investment management company) (since January 2004); Director of Internet Capital Group (information technology company) (since October 2003); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch & Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse & Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 64 portfolios in the OppenheimerFunds complex.

Matthew P. Fink, Trustee (since 2006) Age: 68	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 54 portfolios in the OppenheimerFunds complex.
27      |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Phillip A. Griffiths, Trustee (since 2006) Age: 70	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 54 portfolios in the OppenheimerFunds complex.

Mary F. Miller, Trustee (since 2006) Age: 66	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 54 portfolios in the OppenheimerFunds complex.

Joel W. Motley, Trustee (since 2006) Age: 56	Managing Director of Public Capital Advisors, LLC (privately held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee of Historic Hudson Valley. Oversees 54 portfolios in the OppenheimerFunds complex.

Mary Ann Tynan, Trustee (since 2008) Age: 63	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospital (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976 to 2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 57 portfolios in the OppenheimerFunds complex.

Joseph M. Wikler, Trustee (since 2006) Age: 68	Director of C-TASC (bio-statistics services (since 2007); Director of the following medical device companies: Medintec (since 1992) and Cathco (since 1996); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 54 portfolios in the OppenheimerFunds complex.

Peter I. Wold, Trustee (since 2006) Age: 61	Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 54 portfolios in the OppenheimerFunds complex.
28     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

INTERESTED TRUSTEE	The address of Mr. Reynolds is 6803 S. Tucson Way, Centennial, Colorado 80112- 3924. Mr. Reynolds serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Reynolds is an “Interested Trustee” because of a potential consulting relationship between RSR Partners, which Mr. Reynolds may be deemed to control, and the Manager.

Russell S. Reynolds, Jr., Trustee (since 2006) Age: 77	Chairman of RSR Partners (formerly “The Directorship Search Group, Inc.”) (corporate governance consulting and executive recruiting) (since 1993); Retired CEO of Russell Reynolds Associates (executive recruiting) (October 1969-March 1993); Life Trustee of International House (non-profit educational organization); Former Trustee of The Historical Society of the Town of Greenwich; Former Director of Greenwich Hospital Association. Oversees 54 portfolios in the OppenheimerFunds complex.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Murphy is an interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

John V. Murphy, President and Principal Executive Officer and Trustee (since 2006) Age: 59	Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001- December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC’s parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute’s Board of Governors (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Mr. Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112- 3924, for Messrs. Loughran, Cottier, Willis and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President and Senior Portfolio Manager (since 2006) Age: 45	Senior Vice President of the Manager (since August 2007); Vice President of the Manager (April 2001-July 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
29     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Scott S. Cottier, Vice President and Senior Portfolio Manager (since 2006) Age: 37	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President and Senior Portfolio Manager (since 2006) Age: 36	Assistant Vice President of the Manager (since July 2005). Portfolio Manager of the Fund (from May 2003 to December 2005). Corporate Attorney for Southern Resource Group (from 1999 to 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Age: 51	Director of the Rochester Credit Analysis team (since 2003) and a Vice President of the Manager (since 1997); headed Rochester’s Credit Analysis team (since 1993).

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Age: 58	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997- February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Secretary (since 2006) Age: 60	Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program
30     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Robert G. Zack, Continued	(since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
31     |     OPPENHEIMER ROCHESTER NORTH CAROLINA MUNICIPAL FUND

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $31,200 in fiscal 2009 and $31,200 in fiscal 2008.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,368 in fiscal 2009 and $1,342 in fiscal 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed $331,200 in fiscal 2009 and $256,236 in fiscal 2008 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews and professional services relating to FAS 123R and FAS 157.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $4,500 for 2009 and no such fees for 2008.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: Review of tax returns.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $338,068 in fiscal 2009 and $257,578 in fiscal 2008 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.
Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments.
a) Not applicable.
b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the

Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.
Item 11. Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2009, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Oppenheimer Rochester North Carolina Municipal Fund

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date: 05/14/2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John V. Murphy
John V. Murphy
Principal Executive Officer
Date: 05/14/2009

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer
Date: 05/14/2009